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                                     Draft--September 2, 1999


                             NEUBERGER BERMAN INC.
             EMPLOYEE DEFINED CONTRIBUTION STOCK INCENTIVE PLAN


             The purposes of this Neuberger Berman Inc. Employee Defined Contribution Stock Incentive Plan is to provide certain select employees of Neuberger Berman Inc. with an ownership interest in the equity of the Company and its Subsidiaries with an ownership interest in the Company and to align the interests of those employees with those of the Company's shareholders.

        The Plan is not intended to be qualified under Section 401(a) of the Internal Revenue Code, as amended, and is not subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA").


                        ARTICLE I
                       DEFINITIONS

           1.1. CERTAIN DEFINITIONS. Capitalized terms used herein without definition shall have the respective meanings set forth below:

           "ACT" means the Securities Exchange Act of 1934, as amended.

           "ACCOUNT" means a Participant's Stock Account or the Unallocated Stock Account, or both, as the context requires.

           "BENEFICIARY" means the person or persons (including a trust or estate) who are entitled to receive any benefit payable hereunder by reason of the death of a Participant, as designated pursuant to
        Section 9.1.

           "BOARD" means the Board of Directors of the Company.

           "CAUSE" means any of:

                 (a) the Participant's having been convicted of, or entered a plea of NOLO CONTENDERE to, a crime that constitutes a felony or a misdemeanor involving fraud, false statements or misleading omissions, perjury, embezzlement,

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              bribery, forgery or counterfeiting or other similar crime (or an equivalent charge in jurisdictions that do not use such designations);

                 (b) the willful failure by the Participant (other than due to physical or mental illness) to perform substantially his duties as an employee of the Company or any Subsidiary after reasonable notice to the Participant of such failure;

                 (c) the Participant's violation of any securities or
              commodities laws, any rules or regulations issued pursuant to such laws, or the rules and regulations of any securities or commodities exchange or association of which the Company or any of its Subsidiaries or affiliates is a member;

                 (d) the Participant's violation of any Company policy
              concerning hedging or confidential or proprietary information, or material violation of any other Company policy as in effect from time to time;

                 (e) the Participant's engaging in any act or making any
              statement which impairs, impugns, denigrates, disparages or negatively reflects upon the name, reputation or business interests of the Company or any of its Subsidiaries; or

                 (f) the Participant's engaging in any conduct that is
              injurious to the Company or any Subsidiary; or

                 (g) the breach by the Participant of any written covenant or agreement with the Company or any Subsidiary not to disclose any information pertaining to the Company or any Subsidiary or not to compete or interfere with the Company or any Subsidiary.

           The determination as to whether "Cause" has occurred shall be made by the Committee. The Committee shall also have the authority to waive the consequences under the Plan of the existence or occurrence of any of the events, acts or omissions constituting "Cause."

          "CHANGE IN CONTROL" means the occurrence of any of the following events:

                 (a) the members of the Board at the beginning of any consecutive twenty-four calendar month period (the "INCUMBENT DIRECTORS") cease for any reason other than due to death to constitute at least a majority of the members of the Board, provided that any director whose election, or

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              nomination for election by the Company's stockholders, was approved by a vote of at least a majority of the members of the Board then still in office who were members of the Board at the beginning of such twenty-four calendar month period other than as a result of a proxy contest, or any agreement arising out of an actual or threatened proxy contest, shall be treated as an Incumbent Director; or

                 (b) any "person," including a "group" (as such terms are used in Sections 13(d) and 14(d)(2) of the Act), but excluding the Company, any Subsidiary or any employee benefit plan of the Company or any Subsidiary becomes the "beneficial owner" (as defined in Rule 13(d)-3 under the Act), directly or indirectly, of securities of the Company representing 20% or more of the combined voting power of the Company's then outstanding securities; or

                 (c) the stockholders of the Company shall approve a definitive agreement (i) for the merger or other business combination of the Company with or into another corporation, a majority of the directors of which were not directors of the Company immediately prior to the merger and in which the stockholders of the Company immediately prior to the effective date of such merger own a percentage of the voting power in such corporation that is less than one-half of the percentage of the voting power they owned in the Company immediately prior to such transaction or (ii) for the sale or other disposition of all or substantially all of the assets of the Company to any other entity; PROVIDED, in each case, that such transaction shall have been consummated; or

                 (d) the purchase of Common Stock pursuant to any tender or exchange offer made by any "person," including a "group" (as such terms are used in Sections 13(d) and 14(d)(2) of the Act), other than the Company, any Subsidiary, or an employee benefit plan of the Company or any Subsidiary, for 20% or more of the Common Stock of the Company.

           Notwithstanding the foregoing, a "Change in Control" shall not be deemed to occur in the event the Company files for bankruptcy, liquidation or reorganization under the United States Bankruptcy Code.

           "CODE" means the Internal Revenue Code of 1986, as amended, and the regulations thereunder.

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           "COMMITTEE" means the Compensation Committee of the Board, or when section 162(m) of the Code or Rule 16b promulgated under the Act would require action to be taken by a committee of "outside directors" or "Non-Employee Directors," as the case may be, the "Committee" shall be deemed to refer to a subcommittee of the Compensation Committee that consist of two or more members meeting such requirements, or the full Board in the absence of such a subcommittee.

           "COMPANY" means Neuberger Berman Inc., a Delaware corporation, and any successor thereto.

           "EMPLOYEE" means any officer or employee of the Company or any Subsidiary.

           "FAIR MARKET VALUE" means, with respect to a share of Stock on any day, the fair market value as determined in accordance with a valuation methodology approved by the Committee.

           "INITIAL PUBLIC OFFERING" shall mean the first offering of the Common Stock to the general public pursuant to an underwritten public offering.

           "IPO CONTRIBUTION" means the initial ___ shares of Stock contributed to the Plan at the time of or promptly following the date of the consummation of the Initial Public Offering.

           "IPO DISTRIBUTION DATE" means the first day of each Window Period that begins on or immediately follows each of the second, third and fourth anniversaries of the date of the consummation of the Initial Public Offering.

           "PARTICIPANT" means an Employee who is designated as a Participant by the Committee pursuant to Article II.

           "PLAN" shall mean this Neuberger Berman Inc. Employee Defined Contribution Stock Incentive Plan, as described herein and as hereinafter amended.

           "PLAN YEAR" shall mean any calendar year or part thereof beginning on the Effective Date.

           "STOCK" means the common stock of the Company, par value $0.01 per share.

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           "STOCK ACCOUNT" means the separate account established in the name of each Participant under Section 4.1 to hold Stock that has been allocated to such Participant and any distributions received with respect to such Stock.

           "SUBSIDIARY" means any corporation in which the Company owns, directly or indirectly, stock representing 50% or more of the voting power of all classes of stock entitled to vote and any other business organization, regardless of form, in which the Company possesses directly or indirectly 50% or more of the total combined equity interests in such organization.

           "TRUST" means the legal entity created by the Trust Agreement.

           "TRUST AGREEMENT" means the agreement, dated as of the Effective Date, by and between the Company and the Trustee, including any amendments thereto, setting forth the rights and obligations of the parties thereto in respect of the contributions to and distributions from the Trust, and the establishment and administration of the Accounts pursuant to the Plan.

           "TRUSTEE" means any corporation, individual or individuals who shall accept the appointment as trustee to execute the duties of the trustee pursuant to the Trust Agreement.

           "UNALLOCATED STOCK ACCOUNT" means a separate account established under Section 4.1 to hold Stock pending the allocation and reallocation of such Stock to the Stock Accounts of Participants, and any distributions received with respect to such Stock.

           "WINDOW PERIOD" means a period designated by the Committee during which employees of the the Company generally are permitted to purchase or sell shares of Stock.


                                   ARTICLE II
                         ELIGIBILITY AND PARTICIPATION

           Each Employee designated by the Committee shall become a Participant in the Plan on the date he or she is so designated. A Participant shall remain a Participant until the date he or she receives a distribution of the entire vested portion of his or her Stock Account or, if earlier, the date such Participant's interest in his or her Stock Account is forfeited in accordance with Article V.


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                                  ARTICLE III
                                 CONTRIBUTIONS

           On the Effective Date, the Company shall establish the Trust and irrevocably contribute the IPO Contribution to the Trust. The Company may contribute additional shares of Stock or cash to the Trust from time to time at its sole discretion.

                                   ARTICLE IV
                           ALLOCATION OF CONTRIBUTIONS

           4.1. ESTABLISHMENT OF ACCOUNTS. There shall be established a Stock Account in the name of each Participant and a separate account (the Unallocated Stock Account) to which any forfeitures occurring hereunder shall be credited pending allocation to Participants. The Accounts shall also hold any distributions with respect to any shares of Stock held therein until such distributions are payable pursuant to the Plan.

           4.2. ALLOCATIONS TO PARTICIPANTS' ACCOUNTS. The Committee shall in its sole discretion designate the number of shares of Stock allocable to the Stock Account of each Participant with respect to the IPO Contribution. With respect to each contribution other than the IPO Contribution, the Committee shall designate the number of shares of Stock (or the amount of cash) allocable to the Stock Account of each Participant on a formulaic basis as determined by the Committee in its sole discretion. Any Stock and distributions in respect of Stock in the Unallocated Stock Account as of the last day of each Plan Year shall be allocated among the Stock Accounts of each Participant who is an employee on the last day of such Plan Year in the proportion that each such Participant's allocation in respect of the Company's contributions for such Plan Year bears to the allocations of such contributions for all Participants who are employees on the last day of such Plan Year, or on such other formulaic basis as determined by the Committee in its sole discretion.

           4.3. VOTING OF STOCK; TENDER OR EXCHANGE OFFERS. With respect to Stock allocated to Participants' Stock Accounts, each Participant shall be entitled to instruct the Trustee, on a confidential basis (A) as to the manner in which the Trustee's voting rights will be exercised with respect to any matter which involves the voting of such Stock allocated to the Participant's Stock Account, and (B) in the event of a tender or exchange offer for all or substantially all of the Stock of the Company, whether such Stock shall be tendered or exchanged by the Trustee. Without limiting the foregoing, the Trust Agreement shall provide that the Trustee shall have no discretion and shall be required to vote, tender or exchange shares of Stock held by the Trust as follows: (A) shares of Stock allocated to a Participant's Stock Account shall be voted, tendered or exchanged, as applicable, in accordance with any instructions received from such Participant or such

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Participant's authorized representative pursuant to a duly executed power of attorney or similar instrument, (B) shares of Stock held in a Participant's Stock Account with respect to which the Trustee does not receive instructions shall not be voted, tendered or exchanged, as applicable, and (C) shares of Stock held in the Unallocated Stock Account shall be voted, tendered or exchanged, as applicable, in the same proportion as the shares of Stock allocated to Participants' Stock Accounts with respect to which instructions are received by the Trustee are voted, tendered or exchanged.


                                   ARTICLE V
                                    VESTING

           5.1. VESTING OF IPO CONTRIBUTION. Except as otherwise provided in this Article V, a Participant shall vest on each IPO Distribution Date in one-third of his or her Stock Account attributable to the IPO Contribution (subject to rounding in the discretion of the Committee to avoid the vesting of fractional shares of Stock).

           5.2. SPECIAL RULE FOR IPO CONTRIBUTION.

           (a) DEATH OF A PARTICIPANT. Notwithstanding any other provision of this Plan , provided that a Participant's Stock Account has not previously been forfeited, such Participant shall be 100% vested in the portion of his or her Stock Account attributable to the IPO Contribution upon the death of such Participant.

           (b) CHANGE IN CONTROL. Except as provided in the next sentence, in the event of a Change in Control, provided that a Participant's Stock Account has not previously been forfeited, such Participant shall be 100% vested in the portion of his or her Stock Account attributable to the IPO Contribution upon such Change in Control. Notwithstanding the foregoing, no acceleration of vesting shall occur if the Committee reasonably determines in good faith prior to the occurrence of a Change in Control that such award or awards shall be honored or assumed following such Change in Control; PROVIDED that (A) following such Change in Control the shares held in the Trust with respect to the IPO Contribution shall be of a class that is traded on an established securities market, or which will be so traded within 60 days of the Change in Control, (B) such Participant's rights and entitlements with respect to the Participant's Stock Account will be substantially equivalent to or better than the rights, terms and conditions provided herein (including, but not limited to, an identical or better exercise or vesting schedule and identical or better timing and methods of payment), (C) the Participant's Stock Account will have substantially equivalent economic value (determined at the time of the Change in Control) and (D) the Participant will be 100% vested in the event that the Participant's employment is involuntarily terminated or constructively terminated. For this purpose, a constructive

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termination shall mean a termination by a Participant following a material reduction in the Participant's base salary or a Participant's incentive compensation opportunity or a material reduction in the Participant's responsibilities, in either case without the Participant's written consent.

           5.3. FORFEITURE AND REALLOCATION OF IPO CONTRIBUTION. Unless the Committee determines otherwise, and except under the circumstances specified in Section 5.2, a Participant's unvested Stock in his or her Stock Account attributable to the IPO Contribution shall be forfeited and such Stock shall not be distributable to such Participant if:

           (a)  prior to the relevant IPO Distribution Date:

                (i) such Participant's employment with the Company or any of its Subsidiaries is terminated for any reason, or such Participant is no longer actively employed with the Company or any of its Subsidiaries (except as provided in Section 5.2); or

               (ii) with respect to such Participant, any of the events that constitute Cause has occurred; or

           (b) such Participant fails to certify to the Company in accordance with procedures established by the Committee, with respect to any relevant IPO Distribution Date that such Participant has complied, or the Committee determines that such Participant in fact as of such date has not complied, with all the terms and conditions of the Plan. By accepting the distribution of Stock (or cash) under the Plan, such Participant shall be deemed to have represented and certified at such time that he or she has complied with all the terms and conditions of the Plan.

In the event that Stock in a Participant's Stock Account attributable to the IPO Contribution is forfeited by reason of this Section 5.3, such forfeited Stock shall be reallocated to other Participants' Stock Accounts in accordance with Section 4.2, and the Committee shall specify the terms and conditions (including timing) under which each such Participant shall vest in such reallocated amounts.

           5.4. VESTING OF ONGOING CONTRIBUTIONS. With respect to each Plan contribution (other than the IPO Contribution), the Committee shall specify the terms and conditions (including timing) under which a Participant shall vest in any or all of his or her Account attributable to such contributions (or forfeitures of such contributions reallocated to such Participant).

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                                  ARTICLE VI
                                 DISTRIBUTIONS

           Section 6.1. GENERAL.(a) Except as provided below and in Section 9.10, all amounts and all shares of Stock credited to the Stock Account in which a Participant has vested under Article V shall be promptly distributable to such Participant (or, if applicable, his or her Beneficiary), and shall be subject to the provisions of Sections 9.8 and 9.9.

              (b) Any cash dividends on shares of Stock allocated to a Participant's Stock Account on the record date for such dividend shall be distributed to such Participant as soon as practicable following the end of the calendar quarter in which such dividend is received without regard to whether such Participant is vested in the Stock in respect of which such dividend is received. No interest shall be payable on any dividends allocated to a Participant's Stock Account but not yet distributed.


                                 ARTICLE VII
                           ADMINISTRATION OF PLAN

           7.1. THE COMMITTEE. The Committee shall be responsible for the administration of the Plan, including, without limitation, determining which Participants receive Awards, what kind of Awards are made under the Plan and for what number of shares, and the other terms and conditions of each such Award. The Committee shall have the responsibility of construing and interpreting the Plan and of establishing and amending such rules and regulations as it may deem necessary or desirable for the proper administration of the Plan. Any decision or action taken or to be taken by the Committee, arising out of or in connection with the construction, administration, interpretation and effect of the Plan and of its rules and regulations, shall, to the greatest extent permitted by applicable law, be within its absolute discretion (except as otherwise specifically provided herein) and shall be conclusive and binding upon the Company and its Subsidiaries, all Participants and any person claiming under or through any Participant.

           7.2. DELEGATION BY THE COMMITTEE. The Committee may delegate its authority under this Plan; PROVIDED that the Committee shall in no event delegate its authority with respect to the compensation of the Chief Executive Officer of the Company, the four most highly compensated executive officers (as determined under Section 162(m) of the Code and regulations thereunder) of the Company and any other individual whose compensation the Board or Committee reasonably believes may become subject to Section 162(m) of the Code.

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                                 ARTICLE VIII
                        AMENDMENT, TERMINATION, ETC.

           The Board reserves the right at any time and from time to time to modify, alter, amend, suspend, discontinue and terminate the Plan or the Trust Agreement; PROVIDED that, no such modification, alteration, amendment, suspension, discontinuance or termination shall materially adversely affect, without their consent, the rights of Participants under this Plan with respect to contributions previously made except that the Board reserves the right to (a) accelerate the vesting of Participants' Stock Accounts and in its discretion provide that Stock distributed from such Stock Accounts may not be transferable until the Distribution Dates as of which such Stock would have otherwise become vested (and that in respect of such Stock the Participants may remain subject to the repayment obligations of Section 9.11 in the circumstances under which the Stock would not have been distributed pursuant to Section 5.3) and (b) make distributions to Participants upon the termination of the Plan. Notwithstanding the foregoing, no modification, alteration, amendment or termination of the Plan may be made which would cause or permit any part of the assets of the Trust to be used for, or diverted to, purposes other than for the exclusive benefit of Participants or their Beneficiaries, or which would cause any part of the assets of the Trust to revert to or become the property of the Company or any of its Subsidiaries.


                                  ARTICLE IX
                                 MISCELLANEOUS

           9.1. DESIGNATION OF BENEFICIARIES. A Participant may designate, in accordance with procedures established by the Committee, a Beneficiary or Beneficiaries to receive all or part of the amounts payable hereunder in the event of such Participant's death. A designation of a Beneficiary may be replaced by a new designation or may be revoked by a Participant at any time in accordance with procedures established by the Committee. In the event of a Participant's death, the amounts payable hereunder with respect to which a designation of Beneficiary has been made shall be paid in accordance with the Plan to such designated Beneficiary or Beneficiaries. Any amounts payable upon death and not subject to such designation shall be distributed to the Participant's estate. If there is any question as to the legal right of any Beneficiary to receive payment of amounts hereunder, the amounts in question may be paid to the Participant's estate, in which event the Company and its Subsidiaries shall have no further liability to anyone with respect to such amounts. A Beneficiary shall have no rights under the Plan other than the right, subject to the immediately preceding sentence, to receive such amounts, if any, as may be payable under this Section 9.1.

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           9.2. NONASSIGNABILITY.  No rights granted to any Participant or any Beneficiary under the Plan (including any interest in the Accounts) may be sold, exchanged, transferred, assigned, pledged, hypothecated or otherwise disposed of (including through the use of any cash-settled instrument) (each such action being hereinafter referred to as an "assignment"), whether voluntarily or involuntarily, other than by will or by the laws of descent and distribution. Any assignment in violation of the provisions of this
Section 9.2 shall be void. All the terms of this Plan shall be binding upon such permitted successors and assigns.

           9.3. NO GUARANTEE OF EMPLOYMENT OR PARTICIPATION. Nothing in the Plan shall interfere with or limit in any way the right of the Company or any Subsidiary to terminate any Participant's employment at any time, nor to confer upon any Participant any right to continue in the employ of the Company or any Subsidiary. No Employee shall have a right to be selected as a Participant, or, having been so selected, to receive any future Awards.

           9.4. LIMIT ON LIABILITY. No person shall have any right or interest in the Plan and/or the Trust other than as provided herein. The Trust assets shall under no circumstances be available to the creditors of the Company. All distributions under the Plan shall be paid or provided solely from the Trust assets, and the Company shall have no responsibility or liability to any Participant or Beneficiary relating to the Stock or other assets contributed to the Trust. Any final distribution to any Participant or Beneficiary in accordance with the provisions of the Plan shall be in full satisfaction of all claims against the Trust, the Trustee, the Committee, the Board, the Company and its Subsidiaries and its employees with respect to the Plan or Trust.

           9.5. GOVERNING LAW. The Plan shall be construed in accordance with and governed by the laws of the State of New York, without reference to principles of conflict of laws which would require application of the law of another jurisdiction, except to the extent that the corporate law of the State of Delaware specifically and mandatorily applies.

           9.6. TAXES AND WITHHOLDING.(a) Upon a Participant's vesting in all or any portion of his or her Stock Account, or in connection with any distribution or other event that gives rise to a federal or other governmental tax withholding obligation relating to the Plan (including, without limitation, FICA tax), the Trustee shall be entitled to require that the Participant remit cash in an amount sufficient in the opinion of the Trustee and the Committee to satisfy such withholding obligation. Alternatively, if the event giving rise to the withholding obligation involves a transfer of shares of Stock, then, at the discretion of the Committee, the Participant may elect to satisfy the withholding obligation described above by (i) remitting cash, (ii) instructing the Trustee to withhold shares of Stock or tendering previously owned shares of Stock (in each case having a Fair Market Value equal to the amount of tax to be withheld) or (iii) any other mechanism as may be required

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or appropriate to conform with local tax and other rules.  For this purpose,
Fair Market Value shall be determined as of the date on which the amount of tax to be withheld is determined (and any fractional share amount may be settled in cash). If the Participant does not satisfy the withholding obligation in accordance with any of the methods described above in this
Section 9.6(a), the Trustee may cause such withholding taxes to be deducted or withheld from the vested portion of the Participant's Stock Account or any payment or distribution to the Participant pursuant to the Plan, and the Company or any of its Subsidiaries may deduct or withhold (or cause to be deducted or withheld) such taxes from any other payment or distribution by the Company or any of its Subsidiaries to the Participant.

              (b) The Trustee may transfer to the Company any amounts (cash or shares of Stock) withheld or received from the Participant pursuant to
Section 9.6(a). Any deduction of shares of Stock from the Participant's Stock Account by the Trustee pursuant to this section 9.8 shall be treated as a distribution from the Trust to such Participant and an election by the Participant to have such shares of Stock applied to satisfy the withholding obligation.

              (c) No Participant may make an election pursuant to section 83(b) of the Code with respect to his or her interest in the Trust, any shares of Stock or any other property held by the Trust.

              9.7. RIGHT OF OFFSET. The Committee shall have the right to direct the Trustee to withhold distribution of the vested portion of a Participant's Stock Account until the Participant settles any outstanding amounts such Participant then owes to the the Company or any of its Subsidiaries.

              9.8. CONSENTS AND LEGENDS. The vesting and distribution to a Participant of any shares of Stock may be conditioned on the receipt to the full satisfaction of the Committee of (a) any and all listings, registrations or qualifications in respect thereof upon any securities exchange or under any federal, state or local law, or law, rule or regulation of a jurisdiction outside the United States,(b) any and all written agreements and representations by the grantee with respect to the disposition of shares, or with respect to any other matter, which the Committee shall deem necessary or desirable to comply with the terms of any such listing, registration or qualification or to obtain an exemption from the requirement that any such listing, qualification or registration be made,(c) any and all other consents, clearances and approvals in respect of a plan action by any governmental or other regulatory body or any stock exchange or self-regulatory agency that the Committee may determine to be necessary or advisable and (d) any and all consents or authorizations required to comply with, or required to be obtained under, applicable local law or otherwise required by the Committee. Nothing herein shall require the Company

                                       12
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Inc. to list, register or qualify the shares of Stock on any securities exchange. The Compamy may affix to any stock certificate (or other document or evidence of ownership) representing shares of Stock distributed under the Plan any legend that the Committee determines in its sole discretion to be necessary or advisable (including to reflect any restrictions to which a Participant may be subject under a separate agreement with the Company). The Company may advise the transfer agent to place a stop order against any legended shares of Stock.

           9.9. FORFEITURE AND REPAYMENT AFTER ERRONEOUS VESTING. If, following any date on which a Participant becomes vested in all or any portion of his or her Stock Account (the "erroneously vested portion"), the Committee determines that all terms and conditions of the Plan were not satisfied on the relevant vesting date, such Participant or former Participant shall cease to be vested in, and shall forfeit, such erroneously vested portion, and the Trust shall be entitled to receive, and such Participant or former Participant shall be obligated to pay the Trust immediately upon demand therefor the Fair Market Value of any Shares (determined as of the date of vesting) and the amount of any cash delivered in respect of any distribution of the erroneously vested portion, without reduction for any Shares (or cash) applied to satisfy withholding tax or other obligations in respect of such erroneous vesting event.

           9.10. EFFECTIVE DATE. The Plan shall be effective as of the date of the Initial Public Offering.

           9.11. SEVERABILITY; ENTIRE AGREEMENT. If any of the provisions of this Plan is finally held to be invalid, illegal or unenforceable (whether in whole or in part), such provision shall be deemed modified to the extent, but only to the extent, of such invalidity, illegality or unenforceability and the remaining provisions shall not be affected thereby; provided, that if any of the provisions of this Plan is finally held to be invalid, illegal, or unenforceable because it exceeds the maximum scope determined to be acceptable to permit such provision to be enforceable, such provision shall be deemed to be modified to the minimum extent necessary to modify such scope in order to make such provision enforceable hereunder. The Plan contains the entire agreement of the parties with respect to the subject matter hereof and supersedes all prior agreements, promises, covenants, arrangements, communications, representations and warranties between them, whether written or oral with respect to the subject matter hereof.

           9.12. EXPENSES. All expenses incurred by the Committee and the Trustee in connection with administering this Plan and the Trust shall be paid by the Company to the extent not paid from the cash dividends held in the Unallocated Stock Account. All taxes imposed on the Trust related to income credited to or attributable to Trust assets shall be

                                       13
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paid from such assets and charged against the Stock Account to which the income is allocated as though it were payable directly to the Participant.

           9.13. NO THIRD PARTY BENEFICIARIES. Except as expressly provided herein, the Plan shall not confer on any person other than the the Company and its Subsidiaries and any Participant any rights or remedies thereunder.

           9.14. NO IMPACT ON BENEFITS. Except as may otherwise be specifically stated under any employee benefit plan, policy or program, no amount payable in respect of any Award shall be treated as compensation for purposes of calculating an Employee's right under any such plan, policy or program.

           9.15. NO CONSTRAINT ON CORPORATE ACTION. Nothing in this Plan shall be construed (A) to limit, impair or otherwise affect the Company's right or power to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, or to merge or consolidate, or dissolve, liquidate, sell, or transfer all or any part of its business or assets or (B) to limit the right or power of the Company, or any Subsidiary to take any action which such entity deems to be necessary or appropriate.

           9.16. SUCCESSORS AND ASSIGNS. The terms of this Plan shall be binding upon and inure to the benefit of the Company each of its Subsidiaries that adopts the Plan and its and their successors and assigns.

           9.17. HEADINGS AND CAPTIONS. The headings and captions herein are provided for reference and convenience only, shall not be considered part of this Plan, and shall not be employed in the construction of this Plan.

           IN WITNESS WHEREOF, and as evidence of the adoption of this Plan effective as of ______, 1999 by Neuberger Berman Inc. it has caused the same to be signed by its duly authorized officer this ______ day of ______, 1999.

                             NEUBERGER BERMAN INC.



                                       By:
                                          -----------------------------------
                                       Name:
                                       Title:


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